UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2017
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Kevin Sierks, Executive Vice President and Chief Financial Officer of Vera Bradley, will be leaving the Company on March 31, 2017.  At that time, John Enwright, Vice President of Financial Planning and Analysis, will assume the position of Interim Chief Financial Officer.  Enwright joined the Company in 2014 and held various financial positions of increasing responsibility at Tiffany & Co. for the fifteen years prior to joining Vera Bradley.

In the role of Interim Chief Financial Officer, Enwright will receive compensation of $260,000 in base salary plus incentive compensation of 50% of base salary that will be guaranteed for the fiscal year ending February 3, 2018.  Enwright will also participate in the Company’s long-term incentive plan.

A search is underway for the permanent Chief Financial Officer position, and both internal and external candidates will be considered.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

February 10, 2017	/s/ Mark C. Dely
Mark C. Dely Vice President – Chief Legal Officer and Corporate Secretary